Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

14.  COMMITMENTS AND CONTINGENCIES

Commitments

The current portion of bank loans outstanding as of December 31, 2024, 2023 and 2022 carried a weighted average interest rate of approximately 5.00%, 4.77% and 4.37% per annum, respectively.

Contingencies

In the ordinary course of business, the Group may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Group records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no material pending or threatened claims and litigation as of the issuance date of these consolidated financial statements.